                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): January 25, 2001


                           WESTERN DIGITAL CORPORATION
               (Exact Name of Registrant as Specified in Charter)



         Delaware                     001-08703                 95-264-7125
----------------------------         ------------            -------------------
(State or Other Jurisdiction         (Commission               (IRS Employer
    of Incorporation)                File Number)            Identification No.)


         20511 Lake Forest Drive
         Lake Forest, California                                    92630
----------------------------------------                      ------------------
(Address of Principal Executive Offices)                         (Zip Code)


       Registrant's telephone number, including area code: (949) 672-7000

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5. OTHER EVENTS.

        On January 25, 2001, Western Digital Corporation issued a press release announcing its second quarter results and reporting that its revenues were $530.7 million and a net income of $1.8 million, or $.01 per share, for its second quarter ended December 29, 2000.

        Attached hereto as Exhibits 99.1 and 99.2 , respectively, are the copies of the January 25, 2001, press release and the Investor Information Sheet which are both incorporated herein by this reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

Exhibit      Description
-------      -----------
 99.1        Press Release dated January 25, 2001, announcing the Company's second quarter results and reporting that its revenues were $530.7 million and a net income of $1.8 million, or $.01 per share, for its second quarter ended December 29, 2000.

 99.2        Investor Information Sheet for Q2 FY2001.

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 25, 2001

                                            WESTERN DIGITAL CORPORATION


                                            By: /s/ RAYMOND M. BUKATY
                                                --------------------------------
                                                    Raymond M. Bukaty
                                                    Vice President Corporate Law
                                                    and Assistant Secretary


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